UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2012 (September 10, 2012)

On Assignment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20540	95-4023433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(818) 878-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On September 13, 2012, On Assignment, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (collectively, the “Underwriters”), and the selling stockholders named therein (the “Selling Stockholders”) relating to the secondary public offering and sale (the “Offering”) of 5,173,161 shares of the Company’s common stock, par value $0.01 per share.  The shares will be offered to the public at a price of $17.00 per share and proceeds to the Selling Stockholders from the offering will be approximately $83.7 million.  The Company will not receive any proceeds from the sale of shares in the Offering.  Certain Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 775,974 shares of common stock.  All of the shares in the Offering are being sold by the Selling Stockholders.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-182277) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”).  The Company has filed a preliminary prospectus supplement, dated September 10, 2012, and a final prospectus supplement, dated September 13, 2012, relating to the sale of the shares with the SEC.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated into the Registration Statement and herein by reference.

On September 10, 2012, the Company issued a press release announcing the commencement of the secondary public offering.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On September 14, 2012, the Company issued a press release announcing the pricing of the secondary public offering.  A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated September 13, 2012

99.1	Press Release of On Assignment, Inc., dated September 10, 2012

99.2	Press Release of On Assignment, Inc., dated September 14, 2012

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 14, 2012.

ON ASSIGNMENT, INC. a Delaware corporation

By:	/s/ Edward L. Pierce
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated September 13, 2012

99.1	Press Release of On Assignment, Inc., dated September 10, 2012

99.2	Press Release of On Assignment, Inc., dated September 14, 2012